                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2005



                                BLAIR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------


           DELAWARE                       001-00878                         25-0691670
           --------                       ---------                         ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)

220 HICKORY STREET, WARREN, PENNSYLVANIA                                   16366-0001
----------------------------------------                                   ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On Tuesday, June 28, 2005 Blair Corporation announced it had received a commitment, subject to final documentation and standard closing conditions, for $200 million in financing from PNC Financial Services Group, Inc., which will be used, in part, to finance the Company's previously announced proposed self-tender offer. Blair intends to pay down this credit facility from PNC with the proceeds received from the previously announced sale of its credit portfolio to an affiliate of Alliance Data Systems Corporation. The closing of the Alliance Data Systems transaction remains on target for the fourth quarter of 2005. A copy of the Blair press release announcing the execution of the commitment letter is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

                Not applicable.

         (b)  Pro forma financial information.

                Not applicable.

         (c)  Exhibits

                Exhibit 99.1 Press Release dated June 28, 2005.

BLAIR CORPORATION SECURITY HOLDERS ARE ADVISED TO READ BLAIR CORPORATION'S TENDER OFFER STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TENDER OFFER. BLAIR CORPORATION WILL NOTIFY ALL OF ITS SECURITY HOLDERS WHEN THE TENDER OFFER STATEMENT BECOMES AVAILABLE. WHEN AVAILABLE, BLAIR CORPORATION SECURITY HOLDERS MAY GET THE TENDER OFFER STATEMENT AND OTHER FILED DOCUMENTS RELATED TO THE TENDER OFFER FOR FREE AT THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (www.sec.gov). IN ADDITION, BLAIR CORPORATION SECURITY HOLDERS MAY REQUEST A FREE COPY OF THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS RELATED TO THE TENDER OFFER FROM BLAIR CORPORATION WHEN AVAILABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  June 28, 2005             BLAIR CORPORATION



                                 By: /s/ JOHN E. ZAWACKI
                                     ---------------------------------------
                                     John E. Zawacki
                                     President and Chief Executive Officer



                                 By:  /s/ BRYAN J. FLANAGAN
                                      ---------------------------------------
                                      Bryan J. Flanagan
                                      Senior Vice President and Chief
                                      Financial Officer